                                                             EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                            -----------------------

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(B)(2) [  ]


                       LASALLE BANK NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                   36-0884183
                                (I.R.S. Employer
                              Identification No.)

               135 South LaSalle Street, Chicago, Illinois 60603
              (Address of principal executive offices) (Zip Code)

                            -----------------------

                                Guy Rounsaville
                            Executive Vice President
                                General Counsel
                           Telephone: (312) 904-5469
                      135 South LaSalle Street, Suite 925
                            Chicago, Illinois 60603
           (Name, address and telephone number of agent for service)

                            -----------------------
                                   SPSS Inc.
               (Exact name of obligor as specified in its charter)


                Delaware                                    36-2815480
     (State or other jurisdiction of                     (I.R.S. Employer
     incorporation or organization)                     Identification No.)


         233 South Wacker Drive                               60606
            Chicago, Illinois

(Address of principal executive offices)                   (Zip Code)


                            -----------------------
                 2.50% Convertible Subordinated Notes due 2012
                      (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION*

Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            1.    Comptroller of the Currency, Washington D.C.

            2.    Federal Deposit Insurance Corporation, Washington, D.C.

            3. The Board of Governors of the Federal Reserve Systems, Washington, D.C.

      (b)   Whether it is authorized to exercise corporate trust powers.

                  Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.


                                 Not Applicable


*Pursuant to General Instruction B, the trustee has responded only to items 1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.

ITEM 16. LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

      1. A copy of the Articles of Association of LaSalle Bank National Association now in effect. (incorporated herein by reference to Exhibit 1 to Form T-1 filed as Exhibit 25 to Form S-3, dated June 28, 2006, in File No. 333-135417).

      2. A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

      3. A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

      4. A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 filed as Exhibit 25 to Form S-3, dated June 28, 2006, in File No. 333-135417).

      5.    Not applicable.

      6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated herein by reference to Exhibit 6 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

      7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

      8.    Not applicable.

      9.    Not applicable.


                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the ____ day of June , 2007.

                                    LASALLE BANK NATIONAL ASSOCIATION


                                    By:           /s/
                                        -------------------------
                                          Name: Thomas A. Popovics
                                          Title: Assistant Vice President

                                                                       EXHIBIT 7

LaSalle Bank N.A.         Call Date:  3/31/2007  ST-BK:  17-1520  FFIEC    031
135 South LaSalle Street                                          Page   RC-1
Chicago, IL  60603        Vendor ID: D           CERT:  15407       11

Transit Number:  71000505

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 2007

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
  1.Cash and balances due from depository institutions (from Schedule RC-A):          RCFD
                                                                                      ----
    a. Noninterest-bearing balances and currency and coin (1)                          0081                    1,921,842       1.a
    b. Interest-bearing balances (2)                                                   0071                        8,054       1.b
  2.Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)                      1754                       44,355       2.a
    b. Available-for-sale securities (from Schedule RC-B, column D)                    1773                   20,142,854       2.b
  3.Federal funds sold and securities purchased under agreements to resell
    a. Federal funds sold in domestic offices                                          B987                      129,310       3.a
    b. Securities purchased under agreements to resell (3)                             B989                      260,664       3.b
  4.Loans and lease financing receivables (from schedule RC-C)
    a. Loans and leases held for sale                                                  5369                    3,461,116       4.a
    b. Loans and leases, net of unearned income          B528     43,180,219
    c. LESS: Allowance for loan and lease losses         3123        712,750                                                   4.c
    d. Loans and leases, net of unearned income,
        allowance, and reserve (item 4.a minus 4.b and 4.c)                            B529                   42,467,469       4.d
  5.Trading assets (from Schedule RC-D)                                                3545                    1,439,792       5.
  6.Premises and fixed assets (including capitalized leases)                           2145                      240,020       6.
  7.Other real estate owned (from Schedule RC-M)                                       2150                       13,234       7.
  8.Investments in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M)                                                               2130                            0       8.
  9.Not applicable
 10.Intangible assets (from Schedule RC-M)
    a. Goodwill                                                                        3163                      165,599       10.a
    b. Other Intangible assets                                                         0426                            0       10.b
 11.Other assets (from Schedule RC-F)                                                  2160                    4,757,499       11.
 12.Total assets (sum of items 1 through 11)                                           2170                   75,051,808       12.

----------
(1)   Includes cash items in process of collection and unposted debits.

(2)   Includes time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

LaSalle Bank N.A.         Call Date:  3/31/2007  ST-BK:  17-1520  FFIEC    031
135 South LaSalle Street                                          Page   RC-1
Chicago, IL  60603        Vendor ID: D           CERT:  15407       12

Transit Number:  71000505

SCHEDULE RC - CONTINUED

                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 13.Deposits:
    a. In domestic offices (sum of totals of                                          RCON
                                                                                      ----
        columns A and C from Schedule RC-E, part I)                                   2200                   39,334,984       13.a
                                                         RCON
                                                         ----
        (1) Noninterest-bearing (1)                                                   6631                    6,722,447       13.a.1
        (2) Interest-bearing                             6636     32,612,537                                                  13.a.2
                                                                                      RCFN
                                                                                      ----
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
        Schedule RC-E, part II)                                                       2200                    5,147,435       13.b
                                                         RCFN
                                                         ----
        (1) Noninterest-bearing                          6631              0                                                  13.b.1
        (2) Interest-bearing                             6636      5,147,435                                                  13.b.2
                                                                                      RCON
                                                                                      ----
 14.Federal funds purchased and securities sold under agreements to repurchase:
    a. Federal funds purchased in domestic offices (2)                                B993                    6,453,541       14.a
                                                                                      RCFD
    b. Securities sold under agreements to repurchase (3)                             B995                    1,847,663       14.b
 15.Trading liabilities (from Schedule RC-D)                                          3548                      435,442       15
 16.Other borrowed money (includes mortgage indebtedness and obligations
    under capitalized leases): From schedule RC-M                                     3190                   11,120,832       16
 17.Not applicable
 18.Not applicable
 19.Subordinated notes and debentures (4)                                             3200                      540,000       19.
 20.Other liabilities (from Schedule RC-G)                                            2930                    3,055,259       20.
 21.Total liabilities (sum of items 13 through 20)                                    2948                   67,935,156       21.
 22.Minority Interest in consolidated subsidiaries                                    3000                       62,299       22.

EQUITY CAPITAL
                                                                                      RCFD
                                                                                      ----
 23.Perpetual preferred stock and related surplus                                     3838                      500,000       23.
 24.Common stock                                                                      3230                       41,234       24.
 25.Surplus (exclude all surplus related to preferred stock)                          3839                    2,010,375       25.
 26.a. Retained Earnings                                                              3632                    4,282,192       26.a
    b. Accumulated Other Comprehensive income.(5)                                     B530                      220,552       26.b
 27.Other Equity capital components (6)                                               3284                            0       27.
 28.Total equity capital (sum of items 23 through 27)                                 3210                    7,054,353       28.
 29.Total liabilities, minority interest, and equity capital (sum of items
    21, 22, and 28)                                                                   3300                   75,051,808       29.

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
  1.Indicate in the box at the right the number of the statement below that best      RCFD               Number
    describes the most comprehensive level of auditing work performed for the         ----               ------
    bank by independent external auditors as of any date during 2001                  6724                  2                 M.1



1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank managements assertion on the effectiveness of the banks internal control over financial reporting by a certified public accounting firm with generally accepted auditing standards by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified accounting firm. (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16 "other borrowed money."

(3) Includes all securities repurchased agreements in domestic and foreign offices, regardless of maturity.

(4)   Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains(losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6)   Includes treasury stock and unearned Employee Stock Ownership plan shares.